UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                             September 15, 2003
                               Date of Report
                      (Date of Earliest Event Reported)

                            COWLEY TECHNOLOGIES INC.
            (Exact Name of Registrant as Specified in its Charter)

                                 DELAWARE
               (State or Other Jurisdiction of Incorporation)

            000-49854                                N/A
     (Commission File Number)       (IRS Employer Identification No.)

                      185 Hai Zhou Road, Shanghai, China
    c/o William G. Hu, Esq., 72-11 110th Street, #1G, Forest Hills, NY 11375
            (Address of Principal Executive Offices, including ZIP Code)

                                (718) 261-2329
              Registrant's Telephone Number, including Area Code

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





Item 1.  CHANGES IN CONTROL OF REGISTRANT

     On September 8, 2003, Mr. Wei Yuan, the sole shareholder of Cowley Technologies Corp. (the "Company"), entered into a Stock Purchase Agreement with Comp Property International Limited, a British Virgin Islands corporation ("Comp Property"), pursuant to which Comp Property acquired 4,250,000 shares of the Company's common stock owned by Mr. Yuan in exchange for $42,500 in cash, and at the same time, Comp Property subscribed 10,000,000 shares of the common stock of the Company for an aggregate consideration of $100,000 in cash. Prior to the transaction, the Company had 5,000,000 shares of common stock outstanding, and no preferred shares have been issued and outstanding.

     On September 10, 2003, the Company entered into a Share Exchange Agreement with shareholders of Starlight E-Commerce Ltd., a Hong Kong corporation ("Starlight"), whereby the Company issued a total of 1,100,000 shares of its common stock to shareholders of Starlight to acquire all the capital stock of Starlight. As a result, Starlight E-Commerce Ltd. became awholly-owned subsidiary of the Company, and following the aforementioned transactions, the Company has 16,100,000 shares of its common stock issued and outstanding.

     The following table sets forth, as of September 10, 2003, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

                   Name and Address      Amount and Nature of   Percent of
Title of Class    of Beneficial Owner    Beneficial Ownership    Class (i)
---------------  ---------------------  --------------------  --------------
Common Stock     Comp Property
                 International Ltd. (ii)         14,250,000         88.5%
                 49-51 Jervois Street
                 Sheung Wan, Hong Kong

Common Stock     Starlight E-Commerce Ltd.       1,100,000	        6.8%
		     Shun Feng International Centre
		     182 Queen's Road East, 3rd Floor
		     Wanchai, Hong Kong

Common Stock    All officers and
                directors as a group                     -             -
----------------------------------------------------------------------------
(i) Based upon 16,100,000 shares issued and outstanding. There are no outstanding options or warrants to purchase, nor any securities convertible into, the Company's common shares.

(ii) Comp Property International Ltd. is wholly owned by Sen Hong Resources Holdings Ltd. a Hong Kong corporation.

     Other than as disclosed above, the Company is not aware of any other company or any other person, jointly or severally, that directly or indirectly controls the Company. The Company is not aware of any arrangements or understandings, which may at a future date result in a change in control of the Registrant.

MANAGEMENT

     The following table sets forth certain information regarding the executive officers and directors of the Registrant as of the date of this Report.

       Name         Age              Positions Held
----------------   -----    -------------------------------------------------
Jacinta Sit         30      President, Chief Financial Officer and Director,
Vivian Lee-Yu Lam   33      Vice President, Secretary and Director
Woon Chew Chai      44      Director

     JACINTA SIT has been President and a director of the Company since September 2003. From 2001 to the present, Ms. Sit holds various positions, most recently as an Executive Director, of Sen Hong Resources Holdings Limited, a Hong Kong corporation, whose principal business is the exploration and development of crude oil. From February 2003 to present, Ms. Sit also services as a director, president and chief financial officer of Oxford Technologies Inc., an electronics manufacturing services provider in UK.

     VIVIAN LEE-YU LAM was appointed director, vice president and Secretary of the Company in September 2003. From 2000 to the present, Ms. Lam holds various positions, most recently as Company Secretary, of Sen Hong Resources Holdings Limited, a Hong Kong corporation. Currently Ms. Lam also serves as a director of Great Admirer Limited, a Hong Kong corporation, and a director of Oxford Technologies Inc., an electronics manufacturing services provider in UK. Ms. Lam received her Bachelor's degree in Japanese Studies from the University of Hong Kong, and a postgraduate diploma in Corporate Administration from the City University of Hong Kong.

     WOON CHEW CHAI was elected as independent director of the Company in September 2003. From 1994 to the present, Mr. Chai has been a partner at Michael Chai & Co., a law firm in Kuala Lumpur, Malaysia. From 1991 to 1994, he was a legal associate with Shook Lin & Bok, a law firm in Kuala Lumpur, Malaysia. From 2002 to the present, he serves director of Sen Hong Resources Holdings Limited, a Hong Kong corporation. Since March 2003, Mr. Chai also serves as director of Oxford Technologies Inc., an electronics manufacturing services provider in UK. Mr. Chai holds a Bachelor of Laws (Hons) degree from the University of Buckingham, and a Bachelor of Science (Hons) degree in Chemistry from University of Surrey, UK. Mr. Chai qualified as Barrister at Law from Lincoln's Inn, England.

     Above named directors and executive officers of the Company have not involved in any legal proceedings as described in Item 401 of Regulation S-B.

     There are no agreements or understandings for the Company's officer or director to resign at the request of another person, and the above-named officer and director is neither acting on behalf of, nor will act at the direction of, any other person. There is no family relationship among any of the executive officers and directors.


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On September 8, 2003, Mr. Wei Yuan, the Company's President and Director resigned. New officers and directors were elected. See "Management" above.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     No financials are filed herewith. The audited financial statements will be filed by amendment hereto no later than 60 days after the date of this Current Report on Form 8-K.


Item 8.  CHANGE IN FISCAL YEAR

     The Company intends to change its fiscal year ended from September 30 to December 31, so that it is the same as Starlight E-Commerce Ltd.


   Exhibit No.             Description
   ----------   --------------------------------------------
      2.1	    Stock Purchase Agreement
     10.1       Share Exchange Agreement



                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



COWLEY TECHNOLOGIES INC.


By: /s/ Vivian Lee Yu Lam
---------------------------------
Vivian Lee Yu Lam, Vice President


Date:  September 15, 2003